STONE RIDGE TRUST

ELEMENTS U.S. PORTFOLIO

ELEMENTS U.S. SMALL CAP PORTFOLIO

ELEMENTS INTERNATIONAL PORTFOLIO

ELEMENTS INTERNATIONAL SMALL CAP PORTFOLIO

ELEMENTS EMERGING MARKETS PORTFOLIO

(THE “PORTFOLIOS”)

SUPPLEMENT

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED

MARCH 10, 2017

The second paragraph under the section titled “DISCLOSURE OF PORTFOLIO HOLDINGS” is amended and restated as follows:

The holdings of each Portfolio will be disclosed in quarterly filings with the Commission on Form N-Q as of the end of the first and third quarters of each Portfolio’s fiscal year and on Form N-CSR as of the second and fourth quarters of each Portfolio’s fiscal year. In addition, each Portfolio may disclose to the general public its holdings information from time to time.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

June 5, 2017